UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2010

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In anticipation of the expiration on June 30, 2010 of that certain Services and Development Agreement dated as of January 1, 2009 between NTS Mortgage Income Fund (the “Fund”) and Residential Management Company, a Kentucky corporation (“Residential”)(as amended pursuant to that certain First Amendment to Services and Development Agreement dated as of December 31, 2009 between the Fund and Residential, and as later amended pursuant to that certain Second Amendment to Services and Development Agreement dated as of March 31, 2009 between the Fund and Residential)(collectively, the “Agreement”), on June 25, 2010 Fund and Residential entered into a Third Amendment to Services and Development Agreement dated of June 30, 2010 (“Third Amendment”).  The Third Amendment extends the term of the Services and Development Agreement (“Agreement”) from June 30, 2010 until September 30, 2010. The Agreement superseded and replaced all of the Fund’s previous property management agreements except for the Advisory Agreement between the Fund and NTS Advisory Corporation, which continues to remain in effect.  Other than extending the term of the Agreement, the Third Amendment does not modify any other provisions of the Agreement and the calculation of compensation and expense reimbursements to be received by NTS remains the same.

Also, on June 25, 2010, the Audit Committee of the Fund received a letter from Residential and NTS Development Company, a Kentucky corporation (“NTS”), containing Residential’s and NTS’ agreement to defer payment of amounts due them from the Fund evidenced by promissory notes, and to make advances to cover expenses of the Fund not otherwise evidenced by promissory notes as of June 25, 2010 through September 30, 2010.  As of June 25, 2010, the Fund owed $5,163,261.30 to NTS and its affiliates. Unless Residential and NTS otherwise agree, any such advances shall exclude any principal repayments on the mortgage note owed by the Fund to PNC Bank, National Association.  NTS and its affiliates most likely will require that the Fund and its subsidiaries execute promissory notes evidencing the obligation to repay the deferred amounts and the advances. Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiaries will generate sufficient revenue to repay the promissory notes in full on a timely basis. The Fund intends to seek an extension of the maturity date for the notes or refinance the unpaid balance prior to the current maturity. There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

On June 25, 2010, NTS Mortgage Income Fund (the “Fund”) and its wholly-owned subsidiaries NTS/Virginia Development Company (“NTS/Virginia”) and NTS/Lake Forest II Residential Corporation (“NTS/Lake Forest”) executed various Consolidated and Amended and Restated Promissory Notes dated as of June 10, 2010.  These Consolidated and Amended and Restated Promissory Notes include the principal balances of previous promissory notes that were issued in favor of NTS Development Company and/or Residential Management Company and any additional advances or payoffs made in January – June 2010.  The Consolidated and Amended and Restated Promissory Notes bear interest at 5.34%, have a maturity date of September 30, 2010, and otherwise contain substantially the same terms and conditions as the notes previously issued.  These notes are as follows:

Maker	In Favor Of	Amount Due
NTS Mortgage Income Fund	NTS Development Company	$603,712.31
NTS Mortgage Income Fund	Residential Management Company	$1,662.00
NTS/Virginia Development Company	NTS Development Company	$97,047.80
NTS/Virginia Development Company	Residential Management Company	$3,832.728.90
NTS/Lake Forest II Residential Corp.	NTS Development Company	$4,059.09
NTS/Lake Forest II Residential Corp.	Residential Management Company	$123,190.41

In addition to the Consolidated and Amended and Restated Promissory Notes mentioned above, the Fund and NTS/Virginia executed an Amended and Restated Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010 in the principal amount of $325,450.25.  The Amended and Restated Consolidated and Amended and Restated Promissory Note includes the principal balance of previous promissory notes that were issued in favor of NTS Financial Partnership and any additional advances or payoffs made in January – May 2010.  The Amended and Restated Consolidated and Amended and Restated Promissory Note bears interest at 5.34%, has a maturity date of September 30, 2010, and otherwise contains substantially the same terms and conditions as the notes previously issued.

Orlando Lake Forest Joint Venture, a Florida joint venture (the “Joint Venture”), in which the Fund has a fifty percent (50%) ownership interest, executed two Consolidated and Amended and Restated Promissory Notes dated as of June 10, 2010. These Consolidated and Amended and Restated Promissory Notes include the principal balances of previous promissory notes that were issued in favor of NTS Development Company and/or Residential Management Company and any additional advances or payoffs made in January – June 2010.  The Consolidated and Amended and Restated Promissory Notes bear interest at 5.34%, have a maturity date of September 30, 2010, and otherwise contain substantially the same terms and conditions as the notes previously issued.  These notes are as follows:

Maker	In Favor Of	Amount Due
Orlando Lake Forest Joint Venture	NTS Development Company	$23,009.17
Orlando Lake Forest Joint Venture	Residential Management Company	$121,093.95

Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiaries will generate sufficient revenue to repay the promissory notes in full on a timely basis.  The Fund intends to seek an extension on the maturity date of the notes or refinance the unpaid balance prior to the current maturity date.  There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

Copies of the newly executed documents and promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.11 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Third Amendment to Services and Development Agreement
	10.2	Letter to the Audit Committee dated June 25, 2010
	10.3	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.4	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS Mortgage Income Fund payable to Residential Management Company
	10.5	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS/Virginia Development Company payable to NTS Development Company
	10.6	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS/Virginia Development Company payable to Residential Management Company
	10.7	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS/Lake Forest II Residential Corporation payable to NTS Development Company
	10.8	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS/Lake Forest II Residential Corporation payable to Residential Management Company
	10.9	Amended and Restated Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by NTS/Virginia Development Company payable to NTS Financial Partnership
	10.10	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by Orlando Lake Forest Joint Venture payable to NTS Development Company
	10.11	Consolidated and Amended and Restated Promissory Note dated as of June 10, 2010, made by Orlando Lake Forest Joint Venture payable to Residential Management Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	June 25, 2010

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